                                                                 Exhibit (99)(a)

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Robert J. Higgins, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Robert J. Higgins

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

William J. Armstrong, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
William J. Armstrong

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Roland R. Eppley, Jr., whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Roland R. Eppley, Jr.

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Dr. Matthew Goldstein, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Dr. Matthew Goldstein

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Ann Maynard Gray, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Ann Maynard Gray

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Matthew Healey, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Matthew Healey

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

William G. Morton, Jr., whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
William G. Morton, Jr.

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Fergus Reid, III, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Fergus Reid, III

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

James J. Schonbachler, whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
James J. Schonbachler

                                J.P. MORGAN FUNDS
                         J.P. MORGAN INSTITUTIONAL FUNDS
                            J.P. MORGAN SERIES TRUST
                          J.P. MORGAN MUTUAL FUND GROUP
                   J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
                          J.P. MORGAN MUTUAL FUND TRUST
                      J.P. MORGAN MUTUAL FUND SELECT GROUP
                      J.P. MORGAN MUTUAL FUND SELECT TRUST
                         J.P. MORGAN MUTUAL FUND SERIES
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                    J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

                                POWER OF ATTORNEY

Leonard M. Spalding, Jr., whose signature appears below, hereby constitutes and appoints Sharon J. Weinberg, Paul DeRusso, Stephen M. Ungerman, Martin R. Dean, Alaina V. Metz, Lisa Hurley, Joseph J. Bertini, Judy R. Bartlett, Thomas J. Smith, Lai Ming Fung, Matthew Healey, David Wezdenko, Patricia Maleski, Wayne H. Chan and Michael Maye, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable any of the investment companies named above (each, a "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to a Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of a Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


------------------------------
Leonard M. Spalding, Jr.